                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): September 5, 2002

                           Island Critical Care Corp.

           DELAWARE                       3699                65-0967706
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(State or Other Jurisdiction of      Commission file      (I.R.S. Employer
 Incorporation or Organization)          Number           Identification No.)

                 9 Myrtle Street, Stratford, PE, Canada, C1B 1P4
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (902) 569-4447

ITEM 5. OTHER ITEMS.

Proposal to Creditors Extention

On September 5, 2002, the Company filed for and received an extension of 45 days to file its proposal with its creditors from the Supreme Court of Prince Edward
Island, Trial Division in Bankruptcy and Insolvency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 10, 2002

                               Island Critical Care Corp.

                               By: /s/ Kenneth R. Legere
                                   ---------------------------
                               Name:   Kenneth R. Legere
                               Title:  President and Chief Executive Officer